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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             CommTouch Software Ltd.
             (Exact name of registrant as specified in its charter)

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

                  Israel                                                 Not Applicable
(State of incorporation or organization)                      (I.R.S. Employee Identification No.)

                              10 Technology Avenue
                             Ein Vered 40696, Israel
                    (Address of principal executive offices)

If this Form relates to the registration                        If this Form relates to the registration
of a class of securities pursuant to                            of a class of securities pursuant to
Section 12(b) of the Exchange Act                               Section 12(g) of the Exchange Actand is
and is effective pursuant to General Instruction                effective pursuant to General Instruction
A.(c), please check the following box. [ ]                      A.(d), please check the following box.  [x]

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Securities to be registered pursuant to Section 12(b) of the Act:

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
Title of Each Class                        Name of Each Exchange on Which
to be so Registered                        Each Class is to be Registered

-----------------------               -----------------------------------------

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Securities to be registered pursuant to Section 12(g) of the Act:

                  Ordinary Shares, NIS 0.05 par value per share
                  --------------------------------------------
                                (Title of Class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  The class of securities to be registered hereunder is Ordinary
Shares, NIS 0.05 par value per share, of the Registrant. The description of capital stock set forth under the captions "Summary" and "Description of Share
Capital" in the Prospectus included in the Registration Statement on Form F-1
(File No. 333-78531) (the "Registration Statement"), originally filed with the
Securities and Exchange Commission by the Registrant on May 14, 1999 and subsequently amended, is incorporated herein by reference.

ITEM 2.  EXHIBITS

          1. Registration Statement on Form F-1 (Registration No. 333-78531) filed on May 14, 1999, as amended.

          2. Memorandum of Association(1)

          3. Articles of Association(2)

          4. Specimen Certificate of Ordinary Shares(3)

          5. Amended and Restated Registration Rights Agreement(4)

          6. Form of Tag-Along Rights Agreement dated as of December 23, 1998(5)

          7. Form of Drag-Along Letter dated as of April 15, 1999(6)


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        1       Incorporated by reference to Exhibit 3.1 to the Registration
                Statement

        2       Incorporated by reference to Exhibit 3.2 to the Registration
                Statement

        3       Incorporated by reference to Exhibit 4.1 to the Registration
                Statement

        4       Incorporated by reference to Exhibit 4.2 to the Registration
                Statement

        5       Incorporated by reference to Exhibit 4.3 to the Registration
                Statement

        6       Incorporated by reference to Exhibit 4.4 to the Registration
                Statement

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                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        COMMTOUCH SOFTWARE LTD.

                                        Date:    June 24, 1999

                                        By:      /s/ Gideon Mantel
                                                 ------------------------------
                                                 Gideon Mantel
                                                 Chief Executive Officer



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